Exhibit 10.1

SECOND AMENDMENT TO FIFTH
AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of January 6, 2015 (the “Second Amendment Closing Date”) among USA COMPRESSION PARTNERS, LP, a Delaware limited partnership (“Holdings”), USA COMPRESSION PARTNERS, LLC, a Delaware limited liability company (“USA Compression Partners”), USAC LEASING, LLC, a Delaware limited liability company (“USAC Leasing”), USAC OPCO 2, LLC, a Texas limited liability company (“USAC OpCo 2”) and USAC LEASING 2, LLC, a Texas limited liability company (“USAC Leasing 2” and together with USA Compression Partners, USAC Leasing and USAC OpCo 2, jointly and severally, the “Borrower”); and JPMORGAN CHASE BANK, N.A., a national banking association, for itself, as an LC Issuer and Lender, and as agent for Lenders (in such capacity, the “Agent”) and the other Lenders signatory hereto.

RECITALS:

WHEREAS, Holdings, each Borrower, Agent and Lenders are parties to that certain Fifth Amended and Restated Credit Agreement dated as of December 13, 2013 (as amended from time to time, prior to the date hereof, including, without limitation, pursuant to that certain Limited Consent, Amendment and Subordination letter agreement among Holdings, the Borrower, the Agent and the Lenders signatory thereto, the “Credit Agreement”);

WHEREAS, the parties desire to amend the Credit Agreement as further set forth herein;

NOW, THEREFORE, in consideration of the foregoing and the agreements, promises and covenants set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1:  Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement, as amended hereby.

SECTION 2:  Amendments to Credit Agreement.

(a)           Amendments to Article I of the Credit Agreement.  Effective as of the Second Amendment Closing Date, the following defined terms in Article I of the Credit Agreement are hereby amended and restated to read as follows:

““Aggregate Commitment” means the aggregate of the Commitments of all the Lenders, as reduced from time to time pursuant to the terms hereof, which Aggregate Commitment shall on the Second Amendment Closing Date be in the amount of $1,100,000,000, which may be subsequently increased pursuant to the terms and conditions set forth herein, by an amount up to $200,000,000 as a result of the occurrence of a Commitment Adjustment Event.”

““Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds

Effective Rate in effect on such day, plus one-half of one percent (0.5%), and (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day), plus one percent (1%) (without any rounding), provided, that, the Adjusted LIBOR Rate for any day shall be based on the LIBO Rate at approximately 11:00 a.m. London time on such day, subject to the interest rate floors set forth therein.  Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.  If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 3.3 hereof, then the Alternate Base Rate shall be the greater of clause (a) and (b) above and shall be determined without reference to clause (c) above.”

““Banking Services Obligations” means any and all obligations of the Loan Parties and their Subsidiaries, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services.”

““Facility Termination Date” means January 6, 2020 or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.”

““Fee Letter” means, collectively, (a) that certain Fee Letter, dated as of December 13, 2013, by and among Borrower and Agent and (b) that certain Fee Letter, dated as of December 12, 2014, by and among the Loan Parties and Agent, in each case, as the same may be further amended, restated or otherwise modified from time to time.”

““LIBO Rate” means, with respect to any Eurodollar Borrowing for any applicable Interest Period or for any ABR Borrowing, the London interbank offered rate administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate for Dollars) for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as shall be selected by the Agent in its reasonable discretion (in each case, the “LIBO Screen Rate”) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period; provided, that, (x) if the LIBOR Screen Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement and (y) if the LIBO Screen Rate shall not be available at such time for a period equal in length to such Interest Period (an “Impacted Interest Period”), then the LIBO Rate shall be the Interpolated Rate at such time, subject to Section 3.3 in the event that the Agent shall conclude that it shall not be possible to determine such Interpolated Rate (which conclusion shall be conclusive and binding absent manifest error); provided, further, that, if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.  Notwithstanding the above, to the extent that “LIBO Rate” or “Adjusted LIBO Rate” is used in connection with an ABR Borrowing, such rate shall be determined as modified by the definition of Alternate Base Rate.”

““Loan Parties” means, collectively, Holdings, USAC OpCo 2, USA Leasing 2, the Borrower, the Borrower’s Subsidiaries and any other Person who becomes a party to this Agreement pursuant to a Joinder Agreement and their successors and assigns, and the term “Loan Party” shall mean any one of them or all of them individually, as the context may require.”

““Sanctioned Country” means, at any time, a country or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Cuba, Iran, North Korea, Sudan and Syria).”

““Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom.”

““Second Amendment Closing Date” means January 6, 2015.”

(b)           Amendments to the definition of “Eligible Accounts” set forth in Article I of the Credit Agreement.  Effective as of the Second Amendment Closing Date:

(i)            Clause (l) of the definition of “Eligible Accounts” set forth in Article I of the Credit Agreement is hereby amended by adding the phrase “or the District of Columbia,” immediately following the phrase “, any state of the US,”.

(ii)           Clause (t)  of the definition of “Eligible Accounts” set forth in Article I of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(t)          which is owed by an Account Debtor (i) located in any jurisdiction which requires filing of a “Notice of Business Activities Report” or other similar report in order to permit the Borrower to seek judicial enforcement in such jurisdiction of payment of such Account, unless the Borrower has filed such report or is qualified to do business in such jurisdiction or (ii) which is a Sanctioned Person;”

(c)           Amendment to the definition of “Eligible Inventory” set forth in Article I of the Credit Agreement.  Effective as of the Second Amendment Closing Date, the definition of

“Eligible Inventory” set forth in Article I of the Credit Agreement is hereby amended by inserting the following phrase as clause (p) and re-labelling the existing clause (p) as clause (q):

“(p)         which has been acquired from a Sanctioned Person; or”

(d)           Amendment to the definition of “Federal Funds Effective Rate” set forth in Article I of the Credit Agreement.  Effective as of the Second Amendment Closing Date, the definition of “Federal Funds Effective Rate” set forth in Article I of the Credit Agreement is hereby amended by adding the following phrase to the end thereof:

“provided, that, if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.”

(e)           Amendment to the definition of “Interpolated Rate” set forth in Article I of the Credit Agreement.  Effective as of the Second Amendment Closing Date, the definition of “Interpolated Rate” set forth in Article I of the Credit Agreement is hereby amended by deleting the phrase “upward to four decimal places” and replacing it with the phrase “to the same number of decimal places as the LIBO Screen Rate”.

(f)            Additions to Article I of the Credit Agreement.  Effective as of the Second Amendment Closing Date, the following defined term is added to Article I of the Credit Agreement in alphabetical order:

““Flood Laws” has the meaning assigned to such term in Section 10.17.”

(g)           Amendments to Section 2.1.1(a) of the Credit Agreement.  Effective as of the Second Amendment Closing Date:

(i)            Section 2.1.1(a)(i) of the Credit Agreement is hereby amended to add the phrase “(and not jointly)” after the word “severally”.

(ii)           Section 2.1.1(a)(ii) of the Credit Agreement is hereby amended and restated to read as follows:

“(ii)         Increase in Aggregate Commitment.  After the Closing Date, in the event that a Lender desires to increase its Commitment, or a bank or other entity that is not a Lender desires to become a Lender and provide an additional Commitment hereunder, and so long as no Default or Unmatured Default shall have occurred and be continuing and with the prior written consent of Agent, the Borrower shall have the right from time to time prior to the Facility Termination Date upon not less than thirty (30) days’ prior written notice to Agent to increase the Aggregate Commitment by an aggregate amount of up to $200,000,000 (subject to the terms and conditions set forth herein, “Commitment Adjustment Event”); provided, that in no event shall the Aggregate

Commitment be increased to an amount greater than $1,300,000,000; provided, further, that:

(h)           Amendment to Section 2.1.2(a) of the Credit Agreement.  Effective as of the Second Amendment Closing Date, Section 2.1.2(a) of the Credit Agreement is hereby amended by adding the following at the end thereof:

“Notwithstanding anything herein to the contrary, the LC Issuer shall have no obligation hereunder to issue, and shall not issue, any Facility LC (i) the proceeds of which would be made available to any Person (A) to fund any activity or business of or with any Sanctioned Person, or in any country or territory that, at the time of such funding, is the subject of any Sanctions or (B) in any manner that would result in a violation of any Sanctions by any party to this Agreement, (ii) if any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the LC Issuer from issuing such Facility LC, or any applicable law relating to the LC Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the LC Issuer shall prohibit, or request that the LC Issuer refrain from, the issuance of letters of credit generally or such Facility LC in particular or shall impose upon the LC Issuer with respect to such Facility LC any restriction, reserve or capital requirement (for which the LC Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the LC Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the LC Issuer in good faith deems material to it, or (iii) if the issuance of such Facility LC would violate one or more policies of the LC Issuer applicable to letters of credit generally; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in the implementation thereof, and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed not to be in effect on the Closing Date for purposes of clause (ii) above, regardless of the date enacted, adopted, issued or implemented.”

(i)            Amendment to Section 2.15(a) of the Credit Agreement.  Effective as of the Second Amendment Closing Date, Section 2.15(a) of the Credit Agreement is hereby amended by deleting the reference to “(B)” and replacing it with a reference to “(ii)”.

(j)            Amendment to Section 2.22(c) of the Credit Agreement.  Effective as of the Second Amendment Closing Date, Section 2.22(c) of the Credit Agreement is hereby amended by deleting the phrase “paragraphs (i) and (ii)” and replacing it with the phrase “paragraphs (a) and (b)”.

(k)           Amendment to Section 2.24(d)(iv)(2) of the Credit Agreement.  Effective as of the Second Amendment Closing Date, Section 2.24(d)(iv)(2) of the Credit Agreement is hereby amended by deleting each reference to “clause (i)” and replacing it with a reference to “clause (1)”.

(l)            Amendment to Section 3.5 of the Credit Agreement.  Effective as of the Second Amendment Closing Date, Section 3.5 of the Credit Agreement is hereby amended by adding the following as clause (h) thereof:

“For purposes of determining U.S. withholding taxes imposed under FATCA, from and after the Second Amendment Closing Date, the Borrower and the Agent shall treat (and the Lenders hereby authorize the Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”

(m)          Amendment to Section 4.3 of the Credit Agreement.  Effective as of the Second Amendment Closing Date, Section 4.3 of the Credit Agreement is hereby amended by adding the following as clause (d) thereof:

“(d)         Any Protective Advance is outstanding.”

(n)           Amendment to Section 6.1(e) of the Credit Agreement.  Effective as of the Second Amendment Closing Date, Section 6.1(e) of the Credit Agreement is hereby amended and restated to read as follows:

“(e)         as soon as available, an Appraised Value Report, which report shall update the prior Appraised Value Report with data collected and verified no more than thirty (30) days prior to September 30 of such year and having an effective date of (i) for the calendar year 2014, August 31, 2014 and (ii) for each subsequent calendar year, September 30 of such year.”

(o)           Amendment to Section 6.29.2 of the Credit Agreement.  Effective as of the Second Amendment Closing Date, Section 6.29.2 of the Credit Agreement is hereby amended and restated to read as follows:

6.29.2     Leverage Ratio.  Holdings and its Subsidiaries will not permit its Leverage Ratio on a consolidated basis, determined as of the last day of each Fiscal Quarter to be greater than the ratio set forth in the table below for the corresponding Fiscal Quarter; provided that, if a Specified Acquisition occurs during any Fiscal Quarter (other than the Fiscal Quarters ending March 31, 2015 or June 30, 2015), Holdings may increase its applicable Leverage Ratio threshold set forth below by 0.5 for the six consecutive month period following the period in which such Specified Acquisition occurs.

Fiscal Quarter Ending	Leverage Ratio
December 31, 2014	5.50 to 1.0
March 31, 2015	5.95 to 1.0
June 30, 2015	5.95 to 1.0
September 30, 2015	5.50 to 1.0
December 31, 2015	5.50 to 1.0
March 31, 2016	5.50 to 1.0
June 30, 2016	5.50 to 1.0
September 30, 2016 and each Fiscal Quarter thereafter	5.00 to 1.0

(p)           Amendment to Article VII of the Credit Agreement.  Effective as of the Second Amendment Closing Date, clause (s) of Article VII of the Credit Agreement is hereby amended by deleting the phrase “based on any such” and replacing it with the phrase “that evidences its”.

(q)           Amendment to Section 8.3(b)(viii) of the Credit Agreement.  Effective as of the Second Amendment Closing Date, Section 8.3(b)(viii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(viii)      amend Section 2.19 or any related definitions or provisions in a manner that would alter the ratable apportionment of payments required thereby;”

(r)            Amendment to Section 9.6(a) of the Credit Agreement.  Effective as of the Second Amendment Closing Date, Section 9.6(a) of the Credit Agreement is hereby amended by deleting the phrase “a service such as Intralinks” and replacing it with the phrase “the Platform”.

(s)            Addition of Section 10.17.  Effective as of the Second Amendment Closing Date, the following paragraph is hereby added to the Credit Agreement as Section 10.17 immediately following Section 10.16:

“SECTION 10.17. Flood Laws.   Agent has adopted internal policies and procedures that address requirements placed on federally regulated lenders regarding flood insurance, including the National Flood Insurance Reform Act of 1994, the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 and related legislation (the “Flood Laws”).  Agent, as administrative agent or collateral agent on a syndicated facility, will post on the Platform (or otherwise distribute to each Lender in the syndicate) documents that it receives in connection with the Flood Laws.

However, Agent reminds each Lender and Participant in the facility that, pursuant to the Flood Laws, each federally regulated Lender (whether acting as a Lender or Participant in the facility) is responsible for assuring its own compliance with the flood insurance requirements.”

(t)            Amendment to Section 12.3(a) of the Credit Agreement.  Effective as of the Second Amendment Closing Date, Section 12.3(a) of the Credit Agreement is hereby amended by adding the following after the phrase “in the form of Exhibit G”:

“or, to the extent applicable, an agreement incorporating the form of Exhibit G by reference pursuant to the Platform as to which the Administrative Agent and the parties to such agreement are participants”

(u)           Amendment to Exhibit G. Effective as of the Second Amendment Closing Date, Exhibit G attached to the Credit Agreement is hereby amended and restated in the form attached hereto as Exhibit G.

(v)           Amendment to Schedule A. Effective as of the Second Amendment Closing Date, Schedule A attached to the Credit Agreement is hereby amended and restated in the form attached hereto as Schedule A.

SECTION 3:  Representations and Warranties.  To induce Agent and Lenders to enter into this Amendment, each Loan Party represents and warrants that:

(a)           No Default.  After giving effect to this Amendment, no Default or Unmatured Default shall have occurred and be continuing as of the date hereof;

(b)           Representations and Warranties.  Both immediately before and immediately after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties of Loan Parties contained in the Loan Documents are true and correct in all material respects as of the Second Amendment Closing Date to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date;

(c)           Authorization and Validity.  Each Loan Party has the power and authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder.  The execution and delivery by each Loan Party of this Amendment and the performance of its obligations hereunder have been duly authorized by proper proceedings, and this Amendment constitutes the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with the terms hereof, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally; and

(d)           No Confict; Government Consent.  Neither the execution and delivery by any Loan Party of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on such Loan Party, (ii) any Loan Party’s articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating or other management agreement, as the case may be, or (iii) the provisions of any material indenture, instrument or agreement to which any Loan Party is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of such Loan Party pursuant to the terms of any such indenture, instrument or agreement.  No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by a Loan Party, is required to be obtained by any Loan Party in connection with the execution and delivery of this Amendment, the performance of the obligations hereunder or the legality, validity, binding effect or enforceability hereof.

SECTION 4:  Conditions Precedent.  The effectiveness of this Amendment is subject to the following conditions precedent:

(a)           Documentation.  Agent shall have received each of the following, each in form and substance satisfactory to Agent, in its sole discretion, and, where applicable, each duly executed by each party thereto, other than Agent (each of which shall be deemed to constitute a “Loan Document” pursuant to the Credit Agreement):

(i)            this Amendment or counterparts hereof, as well as completed Exhibits and Schedules hereto;

(ii)           a solvency certificate, certifying as to the solvency of each of the Loan Parties both before and after the effectiveness of this Amendment and the transactions contemplated hereby;

(iii)          an executed legal opinion of counsel to the Loan Parties, addressed to the Agent, the LC Issuer and the Lenders in form and substance customary and appropriate for transactions of this type;

(iv)          any Notes requested by a Lender payable to the order of each such requesting Lender;

(v)           a customary incumbency certificate from each of Holdings, Managing General Partner and each Borrower certifying as to (i) resolutions duly adopted by the Managing General Partner, its members or any other equivalent body authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to be executed on the Second Amendment Closing Date as so amended or ratified, (ii) copies of its articles or certificate of limited partnership, formation or incorporation, as applicable, together with all amendments thereto, (iii) copies of its bylaws, limited liability company agreement, or partnership agreement, as applicable, (iv) incumbency and specimen signature of each officer executing any Loan Document, and (v) a certificate of good standing (or equivalent certification from the appropriate governmental officer in its jurisdiction of incorporation or organization;

(vi)          a customary perfection certificate from each Loan Party certifying as to certain collateral matters; and

(vii)         such other documents, instruments, and agreements as the Agent, the LC Issuer, any Lender or their respective counsel may reasonably request in connection with the transactions contemplated by this Amendment and the other Loan Documents, each in form and substance reasonably satisfactory to the Agent.

(b)           Availability.  After giving effect to this Amendment and the transactions contemplated hereby, the Availability shall be equal to or greater than $50,000,000.

(c)           Payment of Fees.  The Loan Parties shall have paid all of the fees and expenses owing to the Agent, the Arranger, the LC Issuer and the Lenders pursuant to Section 9.6(a) of the Credit Agreement, to the extent invoiced to the Borrower at least two (2) Business Days prior to the date hereof and pursuant to each Fee Letter.

(d)           No Default.  No Default or Unmatured Default under the Credit Agreement, as amended hereby, shall have occurred and be continuing.

(e)           Warranties and Representations.  Both immediately before and immediately after giving effect to this Amendment and the transactions contemplated hereby, the warranties and representations of Loan Parties contained in the Loan Documents shall be true and correct in all material respects as of the Second Amendment Closing Date (except for such representations and warranties that have a materiality qualification, which shall be true and correct in all respects), with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date, and all of such representations and warranties (except those relating to an earlier date) are hereby remade by Loan Parties as of the Second Amendment Closing Date.

SECTION 5:  No Waiver.  Nothing contained in this Amendment shall be construed as a waiver by Agent or any Lender of any covenant or provision of the Credit Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between any Loan Party and Agent and any Lender, and the failure of Agent or Lenders at any time or times hereafter to require strict performance by any Loan Party of any provision thereof shall not waive, affect or diminish any rights of Agent or Lenders to thereafter demand strict compliance therewith.  Agent and Lenders hereby reserve all rights granted under the Credit Agreement, the other Loan Documents, this Amendment and any other contract or instrument between any Loan Party and Agent or any Lender.

SECTION 6:  Ratification; Reference to and Effect on Loan Documents.

(a)           Ratification.  Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect.  Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not effect a novation of the Credit Agreement or any other Loan Document.  Each of the Loan Parties hereby ratifies and reaffirms each of the terms and conditions of the Loan Documents to which it is a party and all of its obligations thereunder.  Each Loan Party confirms that all of its obligations under the Loan Documents (as amended by this Amendment) are in full force and effect and are performable in accordance with their respective terms without setoff, defense, counter-claim or claims in recoupment.  Each Loan Party further confirms that the term “Obligations”, as used in the Credit Agreement, shall include all Obligations of the Loan Parties under the Credit Agreement (as increased or otherwise amended by this Amendment), any promissory notes issued under the Credit Agreement and each other Loan Document.  Each of the Loan Parties hereby agrees that all liens and security interests securing payment of the Obligations under the Credit Agreement and each of the other Loan Documents are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations.

(b)           References.  Upon the effectiveness of this Amendment, each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby.

SECTION 7:  Miscellaneous.

(a)           Successors and Assigns.  This Amendment shall be binding on and shall inure to the benefit of Loan Parties, Agent, Lenders and their respective successors and assigns.

(b)           ENTIRE AGREEMENT.  THIS AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT OF THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL OTHER UNDERSTANDINGS, ORAL OR WRITTEN, WITH RESPECT TO THE SUBJECT MATTER HEREOF.

(c)           Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d)           Severability.  Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(e)           Counterparts.  This Amendment may be executed in any number of separate original counterparts (or telecopied counterparts with original execution copy to follow) and by the different parties on separate counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute one agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopy or electronic transmission (e.g. “pdf” or “tif”) shall have the same effect as delivery of a manually executed counterpart of this Amendment.

(f)            Incorporation of Credit Agreement Provisions.  The provisions contained in Section 16.1 (Choice of Law), Section 16.2 (Consent to Jurisdiction), and Section 16.3 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(g)           RELEASE.  EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” (AS SUCH TERM IS DEFINED IN THE CREDIT AGREEMENT, AS AMENDED HEREBY) OR ANY KNOWN DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR LENDERS.  EACH LOAN PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND EACH LENDER, THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENT, SUCCESSORS AND ASSIGNS, FROM ALL CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER KNOWN AS OF THE DATE HEREOF TO THE EXTENT RELATING TO THE “OBLIGATIONS” (AS SUCH TERM IS DEFINED IN THE CREDIT AGREEMENT, AS AMENDED HEREBY), THE CREDIT AGREEMENT, THIS AMENDMENT OR ANY TRANSACTIONS CONTEMPLATED THEREBY WHETHER FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH LOAN PARTY MAY NOW HAVE AGAINST AGENT AND ANY LENDER, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENT, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT, THIS AMENDMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT, THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed on the date first written above, to be effective upon satisfaction of the conditions set forth herein.

GUARANTOR:

USA COMPRESSION PARTNERS, LP,
a Delaware limited partnership

By:	USA Compression GP, LLC,
its General Partner

By:	/s/ Joseph C. Tusa, Jr.
Name:	Joseph C. Tusa, Jr.
Title:	Vice President, Chief Financial Officer and
Treasurer

BORROWER:

USA COMPRESSION PARTNERS, LLC,
a Delaware limited liability company

By:	/s/ Joseph C. Tusa, Jr.
Name:	Joseph C. Tusa, Jr.
Title:	Vice President, Chief Financial Officer and
Treasurer

USAC LEASING, LLC,
a Delaware limited liability company

By:	/s/ Joseph C. Tusa, Jr.
Name:	Joseph C. Tusa, Jr.
Title:	Vice President, Chief Financial Officer and
Treasurer

USAC OPCO 2, LLC,
a Texas limited liability company

By:	/s/ Joseph C. Tusa, Jr.
Name:	Joseph C. Tusa, Jr.
Title:	Vice President, Chief Financial Officer and
Treasurer

[SIGNATURE PAGE TO SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

USAC LEASING 2, LLC,
a Texas limited liability company

By:	/s/ Joseph C. Tusa, Jr.
Name:	Joseph C. Tusa, Jr.
Title:	Vice President, Chief Financial Officer and
Treasurer

[SIGNATURE PAGE TO SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

AGENT:

JPMORGAN CHASE BANK, N.A.,
as Agent

By:	/s/ J. Devin Mock
Name:	J. Devin Mock
Title:	Authorized Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

LENDERS:

JPMORGAN CHASE BANK, N.A.,
as Lender, LC Issuer and Swingline Lender

By:	/s/ J. Devin Mock
Name:	J. Devin Mock
Title:	Authorized Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, N.A.,
as Lender

By:	/s/ T. Alan Smith
Name:	T. Alan Smith
Title:	Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

REGIONS BANK,
as Lender,

By:	/s/ Dennis M. Hansen
Name:	Dennis M. Hansen
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA,
as Lender,

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

UBS AG, STAMFORD BRANCH,
as Lender,

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director, Banking Products Services, US

By:	/s/ Craig Pearson
Name:	Craig Pearson
Title:	Associate Director, Banking Products Services, US

[SIGNATURE PAGE TO SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

THE BANK OF NOVA SCOTIA,
as Lender,

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

MUFG UNION BANK, N.A.,
as Lender,

By:	/s/ Christopher S. Calice
Name:	Christopher S. Calice
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

BARCLAYS BANK PLC,
as Lender,

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

SUNTRUST BANK,
as Lender,

By:	/s/ Christopher M. Waterstreet
Name:	Christopher M. Waterstreet
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

GOLDMAN SACHS BANK USA,
as Lender,

By:	/s/ Robert Ehudin
Name:	Robert Ehudin
Title:	Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION,
as Lender,

By:	/s/ Jeffrey Marchetti
Name:	Jeffrey Marchetti
Title:	Assistant Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

COMERICA BANK,
as Lender,

By:	/s/ Bradley Kohn
Name:	Bradley Kohn
Title:	AVP

[SIGNATURE PAGE TO SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

SIEMENS FINANCIAL SERVICES, INC.,
as Lender,

By:	/s/ James Tregillies
Name:	James Tregillies
Title:	Vice President

By:	/s/ John Finore
Name:	John Finore
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

CAPITAL ONE BUSINESS CREDIT CORP.,
as Lender,

By:	/s/ Ron Walker
Name:	Ron Walker
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

CIT FINANCE LLC,
as Lender,

By:	/s/ Michael A. Robinson
Name:	Michael A. Robinson
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

RAYMOND JAMES BANK, N.A.,
as Lender,

By:	/s/ Alexander L. Rody
Name:	Alexander L. Rody
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

EXHIBIT G

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between *[Insert name of Assignor]* (the “Assignor”) and *[Insert name of Assignee]* (the “Assignee”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Fifth Amended and Restated Credit Agreement, identified below (as amended, supplemented or otherwise modified from time to time, including, without limitation, pursuant to the Second Amendment thereto, dated as of January 6, 2015, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee.  The Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Agent as contemplated below, the interest in and to all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor’s outstanding rights and obligations under the respective facilities identified below (including without limitation any letters of credit, guaranties and swingline loans included in such facilities and, to the extent permitted to be assigned under applicable law, all claims (including without limitation contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity), suits, causes of action and any other right of the Assignor against any Person whether known or unknown arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby) (the “Assigned Interest”).  Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:	*[and is an Affiliate/Approved Fund of identify Lender](1)*

3.	Borrower(s):

4.	Agent:	JPMorgan Chase Bank, N.A., as the agent under the Credit Agreement.

5.	Credit Agreement:

The Fifth Amended and Restated Credit Agreement, dated as of December 13, 2013, among USAC Compression Partners, LP, a Delaware limited partnership (“Holdings”), USA Compression Partners, LLC, a Delaware limited liability company (“USA Compression Partners”), USAC Leasing, LLC, a Delaware limited liability company (“USAC Leasing”), USAC OpCo2, LLC, a Texas limited liability company (“USAC OpCo 2”), USAC Leasing 2, LLC, a Texas limited liability company (“USAC Leasing 2” and together with USA Compression Partners, USAC Leasing and USAC OpCo 2, collectively, the “Borrower”), the other Loan Parties, the Lenders party thereto, Agent, and the other agents party thereto, as the same may be amended, supplemented or otherwise modified from time to time (including, without limitation, pursuant to the Second Amendment thereto, dated as of January 6, 2015)

(1)  Select as applicable.

6..	Assigned Interest:

Facility Assigned	Aggregate Amount of Commitment/ Credit Exposure for all Lenders	Amount of Commitment/ Credit Exposure Assigned	Percentage Assigned of Commitment/ Credit Exposure
[Commitment]	$	$		%

7.	Trade Date:

Effective Date:                     , 20   [TO BE INSERTED BY AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER BY THE AGENT.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR:

[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE:

[NAME OF ASSIGNEE]

By:
Name:
Title:

Consented to and Accepted:

JPMorgan Chase Bank, N.A.,

as Agent and LC Issuer

By:
Name:
Title:

[BORROWER]

By:
Name:
Title:

[NAME OF OTHER RELEVANT PARTY]

By:
Name:
Title:

ANNEX 1
TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1.  Representations and Warranties.

1.1   Assignor.  The Assignor represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby.  Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency, perfection, priority, collectibility, or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document, (v) inspecting any of the property, books or records of the Borrower, or any guarantor, or (vi) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.

1.2.  Assignee.  The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iii) agrees that its payment instructions and notice instructions are as set forth in Schedule 1 to this Assignment and Assumption, (iv) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are “plan assets” as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be “plan assets” under ERISA, (v) it has received a copy of  the Credit Agreement, together with copies of financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Agent or any other Lender, and (vi) attached as Schedule 1 to this Assignment and Assumption is any documentation required to be delivered by the Assignee with respect to its tax status pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee and (b) agrees that (i) it will, independently and without reliance on the Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.  Payments.  The Assignee shall pay the Assignor, on the Effective Date, the amount agreed to by the Assignor and the Assignee.  From and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3.  General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of Texas.

****

SCHEDULE A

COMMITMENT SCHEDULE

Lender	Commitment
JPMORGAN CHASE BANK, N.A.	$150,000,000
WELLS FARGO BANK, N.A.	$125,000,000
REGIONS BANK	$110,000,000
ROYAL BANK OF CANADA	$110,000,000
UBS AG, STAMFORD BRANCH	$90,000,000
THE BANK OF NOVA SCOTIA	$75,000,000
MUFG UNION BANK, N.A.	$75,000,000
BARCLAYS BANK PLC	$65,000,000
SUNTRUST BANK	$65,000,000
GOLDMAN SACHS BANK USA	$50,000,000
PNC BANK, NATIONAL ASSOCIATION	$50,000,000
COMERICA BANK	$35,000,000
SIEMENS FINANCIAL SERVICES, INC	$35,000,000
CAPITAL ONE BUSINESS CREDIT CORP.	$25,000,000
CIT FINANCE LLC	$20,000,000
RAYMOND JAMES BANK, N.A.	$20,000,000
TOTAL	$1,100,000,000